SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of event reported:    December 31, 1996


                          DANIELSON HOLDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)


Delaware                          1-6732                    95-6021257
(State of Incorporation)          (Commission File          (IRS Employer
                                  Number)                   Identification No.)



767 Third Avenue, New York, New York                        10017
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 888-0347

                                                                Exhibit Index is
                                                               located on Page 4

Item  2. Acquisition or Disposition of Assets

         On December 31, 1996, the Registrant consumated the sale of its trust subsidiary, Danielson Trust Company ("Danielson Trust") to North American Fiduciary Services, Inc. ("NAFS"), the parent of North American Trust Company ("NATCO") for a purchase price of $3,000,000.00. The sale was effectuated by the merger of Danielson Trust into NATCO, with NATCO being the survivor. The transaction was first announced on October 11, 1996.


Item 7.  Financial Statements and Exhibits

A.       Exhibits

         The following exhibits are filed as part of this report.

                         10.1 Stock Sale Agreement dated October 10, 1996 between Danielson Holding Corporation and North American Trust Company

                         10.2 Assignment and Assumption Agreement and Acknowledgment dated December 16, 1996 by and between North American Trust Company, North American Fiduciary Services, Inc. and Danielson Holding Corporation

                         10.3 Merger  Agreement  dated  December 31, 1996 by and
                    among North American Trust Company, North American Fiduciary Services, Inc., Danielson Trust Company and Danielson Holding Corporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 8, 1997                     DANIELSON HOLDING CORPORATION





                                    By:      /s/ David M. Barse
                                    David M. Barse
                                    President

                                  EXHIBIT INDEX

EXHIBIT                                                               PAGE
NUMBER    DOCUMENT                                                    NUMBER


10.1      Stock Sale Agreement dated October 10, 1996
          between Danielson Holding Corporation and
          North American Trust Company                                5

10.2      Assignment and Assumption Agreement and
          Acknowledgment dated December 31, 1996 by
          and between North American Trust Company,
          North American Fiduciary Services, Inc. and
          Danielson Holding Corporation                               X

10.3      Merger Agreement dated December 31, 1996 by
          and among North American Trust Company,
          North American Fiduciary Services, Inc., Danielson
          Trust Company and Danielson Holding Corporation             X